UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

Mirant Corporation

(Exact name of registrant as specified in charter)

Delaware	001-16107	58-2056305
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           As previously disclosed in a Current Report on Form 8-K filed by Mirant Corporation (the “Company”) on October 11, 2006, the Company’s Compensation Committee approved a plan to make certain equity grants to members of the Company’s Executive Committee.  These grants were subsequently approved by the Compensation Committee and were made pursuant to the Company’s 2005 Omnibus Incentive Plan (the “Plan”) on November 13, 2006.  The grants consist of options to the acquire the Company’s common stock and restricted stock units.  The table below sets forth the name of each award recipient and the respective grants made thereto.

Name	Number of Options	Strike Price	Restricted Stock Units
Edward R. Muller, Chairman and Chief Executive Officer	300,000	$28.89	51,546

James V. Iaco, Jr., Executive Vice President and Chief Financial Officer	140,000	$28.89	24,055

Robert M. Edgell, Executive Vice President and U.S. Regional Head	150,000	$28.89	25,773

S. Linn Williams, Executive Vice President and General Counsel	140,000	$28.89	24,055

William P. von Blasingame, Senior Vice President and General Manager - Caribbean	100,000	$28.89	17,182

The options and restricted stock units vest and become non-forfeitable on June 30, 2008 if the Company, by December 31, 2007, (i) has achieved an established threshold value from the sales of its Philippines and Caribbean businesses and its six U.S. gas-fired assets and (ii) has completed the sale of its Philippines business and received 65% of the threshold values of the Caribbean business and the six U.S. gas-fired assets.  The options and restricted stock units may also vest upon death, disability (as defined in the applicable award agreement), certain terminations and in connection with a change of control (as defined in the Plan).  Any unexercised vested options will expire on November 13, 2009.  The form of stock option award agreement and the form of restricted stock unit award agreement used in connection with such grants are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and the terms and conditions of such agreements are incorporated herein by reference.

In connection with these grants, the Company’s Compensation Committee also approved an increase in Mr. von Blasingame’s current annual salary to $340,000, effective November 13, 2006.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Document

10.1	Form of Stock Option Award Agreement
10.2	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 16, 2006

Mirant Corporation

/s/Thomas Legro
Name: Thomas Legro
Title: Senior Vice President and Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit Number	Document

10.1	Form of Stock Option Award Agreement
10.2	Form of Restricted Stock Unit Award Agreement